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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008

Millennium Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28494	04-3177038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
40 Landsdowne Street
Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)
617-679-7000 (Registrant's telephone number, including area code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

        On April 10, 2008, Millennium Pharmaceuticals, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Takeda America Holdings, Inc., a New York corporation ("Parent"), and Mahogany Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub").

        Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

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  Merger Sub will commence a tender offer (the "Offer") to acquire all of the outstanding shares of common stock of the Company at a purchase price of $25.00 per share, net to the holder in cash (the "Offer Price"), subject to any required withholding of taxes, and

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  as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Parent. In the Merger, the shares of the Company remaining outstanding following the consummation of the Offer, other than shares held by Parent or its subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

        Concurrently with the execution of the Merger Agreement, certain of the Company's directors and executive officers entered into a Tender and Support Agreement with Parent and Merger Sub (the "Support Agreement").

        The obligation of Merger Sub to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and the antitrust laws of certain other applicable foreign jurisdictions. In addition, it is a condition to Merger Sub's obligation to accept for payment and pay for the shares tendered in the Offer that the number of the outstanding shares of the Company's common stock that have been validly tendered (including by guaranteed delivery) and not properly withdrawn, together with any shares of the Company's common stock owned by Parent or its subsidiaries, equals at least a majority of the Company's outstanding common stock on a fully-diluted basis.

        The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent and Merger Sub, together with their corporate parent, Takeda Pharmaceutical Company Limited, a corporation organized under the laws of Japan, own at least 90% of the outstanding shares of the Company's common stock, the Merger will be completed without a meeting of the Company's stockholders, pursuant to Delaware's "short-form" merger statute.

        The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. The Company has agreed to use reasonable best efforts to operate its business in the ordinary course until the Offer is consummated. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $247.3 million.

        Pursuant to the Merger Agreement, the Company has granted to Merger Sub an option (the "Top-Up Option") to purchase the number of shares of the Company's common stock that, when added to the number of shares of the Company's common stock owned by Merger Sub immediately prior to such exercise, shall constitute at least 90% of the number of shares of the Company's common

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stock outstanding after such exercise. The per share exercise price of the Top-Up Option is equal to the Offer Price. However, the number of Shares subject to the Top-Up Option is limited to the number of authorized and unissued shares of the Company's common stock that are not otherwise reserved.

        A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

        The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Parent and Merger Sub and may be subject to important qualifications and limitations agreed to by the Company, Parent and Merger Sub in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among the Company, Parent and Merger Sub rather than establishing matters as facts.

Amendment of Rights Agreement

        The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference. Computershare Trust Company, N.A. is the transfer agent for the Company's common stock.

Notice to Investors

        The tender offer for the outstanding common stock of the Company referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company's common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the U.S. Securities and Exchange Commission. At the time the Offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by the Company at www.millennium.com.

Forward-Looking Statements

        This report contains "forward-looking statements" that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from

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expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company's stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company's control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Merger Sub and the Solicitation/Recommendation Statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by the Company at www.millennium.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 3.03    Material Modification of Rights of Security Holders.

        On April 9, 2008, prior to the execution of the Merger Agreement, the board of directors of the Company approved an amendment (the "Rights Amendment") to the Rights Agreement (the "Rights Agreement") dated as of April 5, 2001 between the Company and Computershare Trust Company, N.A. (as successor Rights Agent to State Street Bank and Trust Company), as rights agent. The Rights Amendment, among other things, renders the Rights Agreement inapplicable to the Offer and the Merger. The Rights Amendment provides that none of (i) the approval, adoption, execution or delivery of the Merger Agreement, (ii) the commencement or consummation of the Offer, (iii) the exercise of the Top Up Option, (iv) the consummation of the Merger, (v) the approval, execution or delivery of the Support Agreement or any amendments thereof or (vi) consummation of any of the other transactions contemplated by the Merger Agreement or Support Agreement, will result in the rights becoming exercisable or in Parent or its affiliates and associates being deemed an "Acquiring Person" under the Rights Agreement. The Rights Amendment also provides that the rights shall expire immediately prior to the Acceptance Time (as defined in the Merger Agreement), if the Rights Agreement has not otherwise terminated.

        A copy of the Rights Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment.

Item 8.01    Other Events.

        On April 10, 2008, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

        See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Pharmaceuticals, Inc.
Date: April 10, 2008	By:	/s/ LAURIE B. KEATING Laurie B. Keating Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 10, 2008, among Takeda American Holdings, Inc., Mahogany Acquisition Corp. and Millennium Pharmaceuticals, Inc. (1)
4.1
Amendment, dated as of April 9, 2008, to the Rights Agreement, dated as of April 5, 2001, between Millennium Pharmaceuticals, Inc. and Computershare Trust Company, N.A. (as successor Rights Agent to State Street Bank and Trust Company), as rights agent
99.1	Press Release dated April 10, 2008

(1)
The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the U.S. Securities and Exchange Commission upon request.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.03 Material Modification of Rights of Security Holders.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX